UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 13, 2004


                                 FX ENERGY, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                       000-25386              87-0504461
---------------------------------  ------------------------  -------------------
 (State or other jurisdiction of   (Commission File Number)    (IRS Employer
  incorporation or organization)                             Identification No.)


              3006 Highland Drive, Suite 206
                   Salt Lake City, Utah                     84106
         ----------------------------------------         ----------
         (Address of principal executive offices)         (Zip code)


       Registrant's telephone number, including area code: (801) 486-5555


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
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         On April 13, 2004, FX Energy, Inc. issued a press release, a copy of which is attached as Exhibit 99.01.


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                                ITEM 7. EXHIBITS
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         The following is filed as an exhibit to this report:

             SEC
Exhibit   Reference
 Number     Number      Title of Document                         Location
--------- ---------- -------------------------------------------- --------------

 Item 99.            Other Exhibits
---------            -------------------------------------------- --------------
 99.01         99    Press Release dated April 13, 2004           Attached

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FX ENERGY, INC.
                                            Registrant


Dated: April 13, 2004                       By  /s/ Scott J. Duncan
                                              ----------------------------------
                                               Scott J. Duncan, Vice President

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